                                                                    EXHIBIT 24.1
                                                                    ------------

                               POWER OF ATTORNEY

   By signing below, the undersigned hereby constitute and appoint Martin L. Grass, Franklin C. Brown and Elliot S. Gerson, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments in my name and behalf in my capacities as director and/or officer of Rite Aid Corporation, a Delaware corporation (the "Company"), which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-3 of the Company under the Securities Act for the purpose of registering pursuant to the Securities Act shares of Common Stock, par value $1.00 per share of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for the undersigned, in my name and behalf in my capacities as director and/or officer of the Company (whether individually or on behalf of the Company), such Registration Statement and any and all amendments and supplements thereto (including any post-effective amendment thereto), and to file the same, with all exhibits thereto and other instruments or documents in connection therewith, with the Securities and Exchange Commission, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, may do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 3, 1997.


/s/ Martin L. Grass
-------------------------------  -------------------------------  -------------------------------
Martin L. Grass                  Preston Robert Tisch             Gerald Tsai, Jr.

/s/ Timothy J. Noonan                                             /s/ Alex Grass
-------------------------------  -------------------------------  -------------------------------
Timothy J. Noonan                 Philip Neivert                  Alex Grass

/s/ Franklin C. Brown                                             /s/ Nancy A. Lieberman
-------------------------------  -------------------------------  -------------------------------
Franklin C. Brown                Henry Taub                       Nancy A. Lieberman

/s/ Leonard N. Stern             /s/ Frank M. Bergonzi            /s/ Leonard N. Green
-------------------------------  -------------------------------  -------------------------------
Leonard N. Stern                 Frank M. Bergonzi                Leonard N. Green


-------------------------------
William J. Bratton
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